SUMMARY PROSPECTUS
PRFFX
March 1, 2015

T. Rowe Price Institutional Frontier Markets Equity Fund
A fund seeking long-term growth of capital through equity investments in frontier market companies. This fund is only available to institutional investors.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-8790 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2015, and Statement of Additional Information, dated March 1, 2015.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.10%

Other expenses	0.34%[a]

Total annual fund operating expenses	1.44%

Fee waiver/expense reimbursement	(0.09)%[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.35%[b]

a Other expenses are estimated for the current fiscal year.

b T. Rowe Price Associates, Inc. has agreed (through February 28, 2017) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund’s ratio of expenses to average daily net assets to exceed 1.35%. Termination of the agreement would require approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund’s expense ratio is below 1.35%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.35% (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$137	$437

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund

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shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the period September 22, 2014 through October 31, 2014, the fund’s portfolio turnover rate was 7.5% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities and equity-related investments of companies that are located in, or that have economic ties to, countries considered to be frontier markets. The fund may purchase securities issued by companies of any size, but typically seeks larger companies to the extent opportunities are available within frontier markets. The fund expects to make most of its investments in companies in frontier markets in Africa, the Middle East, Asia, Europe, and Latin America.

Frontier markets are those markets which are not as developed as emerging markets. The fund considers a country to be a frontier market if it is not included in the MSCI All Country World Index, which contains all of the countries that MSCI has classified as either a developed market or emerging market. The countries that are considered frontier markets may change over time based on how they are classified by MSCI, or another unaffiliated data provider. The fund expects to seek investments in the frontier markets listed below (other countries may be added or listed countries may be removed):

• Africa and Middle East: Bahrain, Botswana, Ghana, Jordan, Kenya, Kuwait, Lebanon, Mauritius, Morocco, Namibia, Nigeria, Oman, Saudi Arabia, Tanzania, Tunisia, Uganda, Zambia, and Zimbabwe.

• Asia: Bangladesh, Cambodia, Pakistan, Sri Lanka, and Vietnam.

• Europe: Bosnia, Bulgaria, Croatia, Estonia, Georgia, Kazakhstan, Lithuania, Romania, Serbia, Slovenia, and Ukraine.

• Latin America: Argentina, Jamaica, Panama, and Trinidad & Tobago.

The fund is “nondiversified,” meaning it may invest a greater portion of assets in a single company and own more of the company’s voting securities than is permissible for a “diversified” fund. Most of the fund’s assets will be invested directly in common stocks. The fund may also gain exposure to common stocks by purchasing participation notes (“P-notes”) that offer a return linked to a particular common stock. P-notes are primarily used to invest indirectly in certain stocks that trade in a market that restricts foreign investors, such as the fund, from investing directly in that market.

While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets or industries that appear to have poor overall prospects. The growth of certain frontier market countries relies

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heavily on the success of the commercial banking industry. As a result, the fund expects to concentrate its investments (i.e., invest more than 25% of its total assets) in securities issued by banks and other financial services companies.

The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify quality companies with strong cash flows and sustainable growth potential, and does not emphasize either a growth or value bias when identifying potential investments. The fund’s investments may at times include securities of companies that are in the process of being privatized by a government, securities of companies that trade in unregulated over-the-counter markets or other types of unlisted securities markets, and unregistered securities issued in private placements. In managing the fund’s portfolio, we principally employ a bottom-up approach to identify particular securities for investment. Research analysts conduct proprietary industry and company analysis to assess companies’ prospects while also considering macroeconomic factors that could limit opportunities in certain regions or frontier markets overall. The fund generally looks for companies with an attractive industry structure, compelling fundamentals, proven management team, and/or strong valuation upside.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

P-note risks To the extent the fund invests in P-notes, it is subject to certain risks in addition to the risks normally associated with a direct investment in the underlying foreign securities the P-note seeks to replicate. As the purchaser of a P-note, the fund is relying on the creditworthiness of the counterparty issuing the P-note and does not have the same rights under a P-note as it would as a shareholder of the underlying issuer. Therefore, if a counterparty becomes insolvent, the fund could lose the total value of its investment in the P-note. In addition, there is no assurance that there will

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be a trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

International investing risk Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Frontier markets risk The risks of international investing are heightened for investments in emerging market and frontier market countries. Emerging and frontier market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed market countries. In addition to all of the risks of investing in international developed markets, emerging and frontier markets tend to have less liquid and efficient trading markets and are more susceptible to governmental interference, local taxes being imposed on international investments, and restrictions on gaining access to sales proceeds. Frontier markets generally have smaller economies or less mature capital markets than emerging markets and, as a result, the risks typically associated with investing in emerging market countries are magnified in frontier countries. Adverse changes in currency values of frontier market countries may be severe and settlement procedures and custody services may prove inadequate in certain markets. The markets of frontier countries typically have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of the fund. All of these factors make investing in frontier countries significantly riskier than investing in other countries, including emerging market countries.

Industry risk Because the fund may invest significantly in banking and financial services companies, the fund is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the banking industry. Banks and other financial services companies can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults. The oversight of banks in frontier markets may be ineffective and underdeveloped relative to more mature markets. In particular for frontier markets, the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to predict.

Small- and mid-cap stock risk Because the fund may invest in companies of any size, its share price could be more volatile than a fund that invests only in large companies. Small- and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less

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publicly available information than larger companies. Smaller companies may have limited trading markets and tend to be more sensitive to changes in overall economic conditions.

Nondiversification risk As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

Performance Because the fund commenced operations in 2014, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information may be obtained through troweprice.com or by calling 1-800-638-8790.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-adviser T. Rowe Price International Ltd (T. Rowe Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Oliver D.M. Bell	Chairman of Investment Advisory Committee	2014	2011

Purchase and Sale of Fund Shares

The fund generally requires a $1,000,000 minimum initial investment. There is no minimum for subsequent purchases. If you hold shares through a financial intermediary, the intermediary may impose different investment minimums.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by calling 1-800-638-8790 or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account).

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E99-045 3/1/15